Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BB

SIXTY-THIRD AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This SIXTY-THIRD AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  Upon execution by both parties, this Amendment shall be effective June 1, 2017 (“Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.

Customer desires to use, and CSG agrees to provide to Customer, CSG’s Check Verification Level Four (4) Service as a Recurring Service under the Agreement.  Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE A, “Services”, EXHBIT A-4(f), Check Verification is hereby deleted and replaced with the following:

1.  Check Verification.  CSG’s Check Verification Service provides service in routing transactions to and from the third party Check Verification Provider.  Four levels of service are available:

Level 1:  Bank Routing and Account Number Verification

Routing numbers for financial institutions are maintained in the Check Verification Provider database. If the routing number entered by the subscriber is not valid, the verification request is declined. In addition, If the account number does not match the known length or sequence for that routing number, the payment is declined.

Level 2:  Negative Account Verification

Level 2 Negative Account Verification utilizes a national negative file database of check writer histories for verification requests. A subscriber’s check verification request is declined if they have a record on the negative database.  Level 2 Negative Account Verification includes Level 1 Verification and the Transaction Fees are cumulative.

Level 3:  Positive Account Verification

Level 3 Positive Account Verification includes Level 1 and Level 2 Check Verification.  If the verification request clears Levels 1 and 2, it is verified via Level 3 Verification which is a positive database comprised of data from financial institutions and provided by the CVP.

Level 4: High Risk Verification

Level 4 High Risk Verification includes service for banks that are not part of the National database; transactions not recognized can be verified through the nation’s largest record of valid/invalid transactions.  Service Option 4 consists of Service Option 1, 2, and 3 and additional database for higher risk, unrecognized transactions and is only utilized when a transaction is not recognized in Level 1, 2, and 3.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.  Intellectual Property.  Customer will not acquire any patent rights, copyright interest, or other right, claim or interest in the computer programs, forms, schedules, manuals or other proprietary items utilized or provided by CSG in connection with the Check Verification service.

2.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, Subsection III. entitled “Payment Procurement,” Subsection E. entitled “Check Verification” of the agreement is hereby deleted and replaced as follows:

E.  Check Verification (Note 3)

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Level 1 Check Verification Service Transaction Fee (base service level) (per transaction) (Note 1)	*******	$******
2. CSG Level 2 Check Verification Service Transaction Fee (optional) (per transaction) (Note 1)	*******	$******

3.  CSG Level 3 Check Verification Service Transaction Fee

(optional) (per transaction) (Note 1)

Level 3 Positive Account Verification includes Level 1 Check Verification and Level 2 Check Verification Service and the Transaction Fees are cumulative.

	*******	$******
4. CSG Level 4 Check Verification Service Transaction Fee up to 500,000 transactions per month (optional) (per transaction) (Note 1)	*******	$******
5. CSG Level 4 Check Verification Service Transaction Fee greater than 500,000 transactions per month (optional) (per transaction) (Note 1)	*******	$******
6. Setup and Implementation (Note 2)	*** ****	$*********
7. Additional Consulting/Custom Development	*** *******	*****

Note 1: Level 2, Level 3 and Level 4 Check Verification Services are optional and the related Transaction Fees are incremental to the Level 1 fees.

Note 2: Setup and Implementation fees shall be set forth in that certain Statement of Work, “Check Verification Level 4,” (CSG document no. 4118601).

Note 3: Upon implementation of CSG’s Check Verification Level 4 Service, CSG shall provide and Customer is committed to use and pay for such Service through the expiration of the Agreement (including any applicable Termination Assistance) or the earlier termination of the Agreement or the Service in accordance with Section 19. Termination.

3.

Customer and CSG agree the Fees applicable to Check Verification Level 4 shall be applied to Customer’s Minimum Customer Purchase Obligation, which is defined in the 61st Amendment to the Agreement, for the applicable contract year in which they are invoiced unless otherwise provided in the Agreement or an applicable SOW.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: Senior Vice President & CIO	Title: SVP, Secretary & General Counsel
Date: 12/19/17	Date: 12/20/17